[GRAPHIC OMITTED]
                                                           [MARIO GABELLI PHOTO]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
                             [FLAGS GRAPHIC OMITTED]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
                             [STARS GRAPHIC OMITTED]

         MORNINGSTAR RATED(TRADEMARK) GABELLI GLOBAL TELECOMMUNICATIONS
               FUND 4 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD
                ENDED 12/31/01 AMONG 3165 DOMESTIC EQUITY FUNDS.
      THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 12/31/01
                       AMONG 4823 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,
      Despite a strong fourth quarter comeback, global telecommunications stocks under-performed the broad equities market in 2001. The telecommunications and telecom equipment industries continue to suffer from well-documented problems. However, we are seeing progress on several fronts that gives us confidence the group will begin recovering in the year ahead.

INVESTMENT PERFORMANCE
      For the fourth quarter ended December 31, 2001, The Gabelli Global Telecommunications Fund's (the "Fund") Class AAA Shares' net asset value ("NAV") rose 7.25%. The Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley Capital International World Free Index of global equity markets rose 7.89% and 9.42%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 20.73% for 2001. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index fell 29.57% and 15.91%, respectively, over the same twelve-month period.
      For the three-year period ended December 31, 2001, the Fund's total return averaged 2.75% annually, versus average annual declines of 11.59% and 2.82% for the Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley World Free Index, respectively. For the five-year period ended December 31, 2001, the Fund's total return averaged 14.03% annually, versus average annual total returns of 4.89% and 5.18% for the Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index, respectively. Since inception on November 1, 1993 through December 31, 2001, the Fund had a cumulative total return of 142.19%, which equates to an average annual total return of 11.43%.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. (COPYRIGHT)2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TRADEMARK) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

--------------------------------------------------------------------------------
                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1934
[PHOTO OMITTED]             [PHOTO OMITTED]
BENJAMIN GRAHAM             DAVID L. DODD

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1949
[PHOTO OMITTED]
BENJAMIN GRAHAM

[GRAPHIC OF BERKSHIRE HATHAWAY ANNUAL REPORT OMITTED.]
1951
[PHOTO OMITTED]
WARREN E. BUFFETT

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1988
[PHOTO OMITTED]
ROGER F. MURRAY

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2001
[PHOTO OMITTED]
BRUCE C. N. GREENWALD
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                                        2

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EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET
PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI

The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

In my opinion,  the single best  description  of prudent  equities  investing is
contained  in  two  short  paragraphs  from  Benjamin  Graham's   classic,   The
Intelligent Investor, published in 1949. I quote:

"Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

"If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."

It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:
o How bad is bad?

o How long will the difficulties last?

o Are the financial resources available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.
--------------------------------------------------------------------------------

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INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.

--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS

                                            CASE
                                            ----
                            A                 B                     C
       Rates
                           $10           $10 + $1/YR        $10 growing at 8%
                   -------------------------------------------------------------
       10.0%              $3.86            $7.71                $ 8.32
        8.0%              $4.63            $9.26                $10.00

       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C:     What is the present value of $10, ten years from now,
                   growing at 8% per year?
--------------------------------------------------------------------------------

INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.

    P/E =           b
                ----------
    multiple        k-g       Where P/E:  price to earnings
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.
--------------------------------------------------------------------------------

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Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.

The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR  PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.

--------------------------------------------------------------------------------
INFLATION AND P/E'S BY DECADE

                                                      Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                   -------------------------------------------------------

   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                   5.9%
   1960s              2.5%              17.6                   7.8%
--------------------------------------------------------------------------------

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                    --------------------------------------------
                                                     1st        2nd         3rd         4th          Year
                                                     ---        ---         ---         ---          ----
2001:    Net Asset Value .........................  $15.71     $16.26      $13.03       13.96        13.96
         Total Return ............................  (10.9)%      3.5%      (19.9)%       7.3%       (20.7)%
-------------------------------------------------------------------------------------------------------------
2000:    Net Asset Value .........................  $28.28     $25.41      $23.84      $17.63       $17.63
         Total Return ............................    4.9%     (10.2)%      (6.2)%     (14.2)%      (24.1)%
-------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value .........................  $19.18     $21.95      $22.88      $26.95       $26.95
         Total Return ............................   15.4%      14.4%        4.2%       31.0%        80.3%
-------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value .........................  $15.91     $16.22      $14.48      $16.62       $16.62
         Total Return ............................   19.4%       1.9%      (10.7)%      24.0%        34.8%
-------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value .........................  $11.29     $13.17      $14.22      $13.32       $13.32
         Total Return ............................    0.1%      16.7%        7.9%        4.6%        31.9%
-------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value .........................  $11.72     $12.16      $11.73      $11.28       $11.28
         Total Return ............................    5.4%       3.8%       (3.5)%       3.3%         9.0%
-------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value .........................   $9.77     $10.29      $11.12      $11.12       $11.12
         Total Return ............................    0.4%       5.3%        8.1%        1.6%        16.2%
-------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value .........................   $9.68      $9.62      $10.38       $9.73        $9.73
         Total Return ............................   (5.1)%     (0.6)%       7.9%       (5.3)%       (3.7)%
-------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value .........................    --         --           --       $10.20       $10.20
         Total Return ............................    --         --           --         3.0%(b)      3.0%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                        Average Annual Return (Class AAA)
                        ---------------------------------
                              December 31, 2001 (a)
                              ---------------------
   1 Year ..................................... (20.73)%
   3 Year .....................................    2.75%
   5 Year .....................................   14.03%
   Life of Fund (b) ...........................   11.43%
--------------------------------------------------------------
                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date     Rate Per Share   Reinvestment Price
-----------------     --------------   ------------------
December 27, 2001         $0.015           $13.87
December 27, 2000         $2.780           $17.32
December 27, 1999         $2.940           $26.31
December 28, 1998         $1.310           $16.38
December 30, 1997         $1.550           $13.28
December 31, 1996         $0.840           $11.28
December 29, 1995         $0.182           $11.12
December 30, 1994         $0.095           $ 9.73
December 31, 1993         $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From  commencement  of  investment  operations  on November  1, 1993.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE GABELLI GLOBAL TELECOMMUNICATIONS FUND CLASS AAA SHARES, THE SALOMON SMITH
      BARNEY GLOBAL TELECOMMUNICATIONS INDEX AND THE MSCI WORLD FREE INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
           Gabelli Global          Salomon Smith
        Telecommunications         Barney Global          MSCI World
              Fund           Telecommunications Index     Free Index
11/1/93     $10,000                  $10,000               $10,000
12/93        10,300                   10,045                 9,993
12/94         9,919                    9,555                10,496
12/95        11,530                   10,794                12,538
12/96        12,568                   12,307                14,193
12/97        16,573                   15,011                16,322
12/98        22,332                   21,611                19,908
12/99        40,258                   37,986                25,247
12/00        30,564                   21,208                21,728
12/01        24,228                   14,937                18,271
* Past performance is not predictive of future performance.


INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of December 31, 2001. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.


GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY
A PROGRESS REPORT
     On the long distance front, about the only good news is that no one else in the world wants to get into the business. Second tier long distance providers (particularly in the Internet space) have either disappeared or moved on to what they hope will be greener pastures. However, leading long distance providers are still suffering from cutthroat pricing, shrinking margins, and declining cash flows. At some point, this sector may attract the leveraged buyout crowd. The long distance giants still generate a lot of cash, which could support going-private deals. These assets could then eventually be sold to Regional

                     HOLDINGS BY INDUSTRY SECTOR - 12/31/01

[GRAPHIC OMITTED]
01-2019GTEL.EPS
Wireless Communications            30.2%
Local                              22.5%
National                           19.6%
Long Distance                       7.0%
Entertainment                       6.9%
Equipment                           4.2%
Satellite                           3.4%
Cable                               2.9%
Energy and Utilities                2.7%
Aerospace                           0.6%

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/01

[GRAPHIC OMITTED]
01-2019GTEL2.EPS
United States                      59.7%
Europe                             19.0%
Canada                             10.3%
Asia/Pacific Rim                    5.2%
Latin America                       2.9%
Japan                               2.9%

Bell Operating Companies ("RBOCs") and leading independents now beating on the regulators' doors for permission to offer a package of local and long distance services (a much more economically efficient proposition).

      The RBOCs are finally making some in-roads into long distance. Verizon has gotten the go-ahead to offer long distance services in New York, Massachusetts, Pennsylvania, and Connecticut, and is now working on the regulators in New Jersey, Vermont, Maine, and Rhode Island. SBC Communications is providing long distance in Texas, and although preliminary approval to do the same in Kansas and Oklahoma is currently being challenged in the courts, we expect SBC to continue to forge ahead. If these two RBOCs are successful, we believe Qwest (parent company of U.S. West) and BellSouth will become more aggressive in pursuing approvals for long distance services in their own regions. Going forward, the RBOCs and leading independents should begin seeing the benefits of the elimination of Competitive Local Exchange Carriers ("CLECs"), among 2000-2001's leading cash flow casualties. The demise of the CLECs and independent Internet Service Providers ("ISPs") may also inspire the RBOCs to accelerate the build-out of Digital Subscriber Line ("DSL") networks for high speed Internet access. We believe this will ultimately be a good growth business.

      The wireless communications sector got hit hard through the first three quarters of 2001, but roared back in the fourth quarter. Of all the sub-sectors in the communications industry, we believe wireless has the best long-term growth potential, because of the industry's ability to add customers at a much faster rate than wireline companies and to enhance revenues through technologically advanced services. Also, the wireless industry is still fragmented with too many players operating in the same markets. With the spectrum cap increased by the Federal Communications Commission ("FCC") late last year and scheduled to be eliminated entirely on January 1, 2003, we expect the wireless industry to undergo considerable consolidation in the years ahead. Consequently, our portfolio is biased toward smaller wireless operators we believe will be attractive targets for larger competitors.

      In Europe, leading telecommunications companies have been cleaning up their balance sheets through rights offerings (selling the public rights to buy additional equities shares), lowering interest costs through refinancing, and reducing debt through the sale of non-core assets. High debt levels had been a major concern to investors, who in the fourth quarter responded quite favorably to better looking balance sheets. Stronger balance sheets and higher stock prices should lead to more consolidation in the year ahead. Two years ago, rumors of potential mergers and acquisitions abounded. Yet, no major deals have been done. We suspect this will change in the year ahead.

INVESTMENT SCORECARD
      Broad-based weakness in the telecommunications group was reflected by the fact that portfolio losers outnumbered winners by a wide margin. There wasn't much of a sub-sector theme to our best performing stocks in 2001. Conestoga Enterprises, Vimpel Communications, America Online Latin America, PT Telekomunikasi Indonesia, and Atlantic Tele Network made the top of our performance list.

      The large European telecommunication companies including France Telecom and Deutsche Telekom disappointed. Telecom equipment manufacturer Lucent also performed poorly. Leading fiber optics company Furukawa Electric was down sharply for the year.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2001. AT&T WIRELESS SERVICES INC. (AWE - $14.37 - NYSE) is the third largest wireless provider in the U.S. servicing about 17 million customers nationwide. Recently, AT&T Wireless became an independent company when it was converted from an AT&T tracking stock to an asset-based stock, and was distributed to AT&T existing shareholders as part of a broader restructuring of AT&T. As a voice of confidence in the company strategy, a world leading wireless carrier NTT DoCoMo has recently acquired a 16% stake in AT&T Wireless for about $10 billion. Both companies will work together to replicate DoCoMo's phenomenal success in Japan with its i-mode broadband offering.

BCE INC. (BCE - $22.80 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada, which it owns with 20% owner/partner SBC Communications. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper.

CENTURYTEL INC. (CTL - $32.80 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company has recently closed acquisitions of 475,000 access lines from Verizon for $1.5 billion. CenturyTel has recently announced its decision to divest its wireless operations and focus on growing its rural wireline operations. In July, the company received an unsolicited bid from Alltel Corp. (AT - $61.73 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's initial offer.

CITIZENS COMMUNICATIONS CO. (CZN - $10.66 - NYSE) will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave Inc. (ELIX - $0.30 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $45.50 - NASDAQ; CTCO'B - $43.95
- NASDAQ) located in Dallas, PA, is an incumbent local exchange carrier ("ILEC") with over 421,000 access lines in rural Pennsylvania. Prior to 1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $5.00 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, currently owns 46.3% of Commonwealth Telephone. The company provides local, long distance and Internet services and services over 320,000 ILEC and 101,000 competitive ("CLEC") access lines. The company recently restructured its CLEC operations by exiting several unprofitable markets and is now focused on growing revenue and cash flow in the remaining three CLEC markets.

NEXTEL COMMUNICATIONS INC. (NXTL - $10.96 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 8 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at over $1.0 billion.

TELECOM ITALIA MOBILE SPA (TIM.MI - $5.58 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with about 23 million Global Systems for Mobile Communications ("GSM") subscribers. The company also has an important presence in Latin America via controlling interests in a number of regional operators in Brazil. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two real competitors, Omnitel and Wind.

TELEFONICA SA (TEF - $40.08 - NYSE) is the dominant telecommunications and ex-monopolist operator in Spain, and continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish and Portuguese speaking world. Worldwide, it has more than 26 million mobile phone subscribers and operates about 43 million fixed lines. In Spain, it has 16 million mobile phone subscribers and about 21 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

TELUS CORP. (TU - $14.45 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO Darryn Entwhistle spearheaded the acquisition of Clearnet Communications. This transaction gives TELUS instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                 WHEN
                         ---                                 ----
      Special Chats:     Mario J. Gabelli                    First Monday of each month
                         Howard Ward                         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                            MARCH                              APRIL
                         --------                            -----                              -----
      1st Wednesday      Charles Minter & Martin Weiner      Henry van der Eb                   Susan Bryne
      2nd Wednesday      Ivan Arteaga                        Walter Walsh & Laura Linehan       Lynda Calkin
      3rd Wednesday      Tim O'Brien                         Tim O'Brien                        Caesar Bryan
      4th Wednesday      Barbara Marcin                      Barbara Marcin                     Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      Global telecommunications stocks continued to disappoint on an absolute and relative performance basis. We are encouraged by the group's strong fourth quarter and signs of progress on several fronts.
      The telecommunications industry's problems have not gone away and in the short-term, progress may be slower than we would like. However, as long-term investors, we remain focused on strongly growing demand for voice and especially data services. We believe demand will challenge current capacity sooner than expected and that selected telecommunications companies will once again become dynamic growth stocks. In our opinion, today's depressed valuations represent an excellent long-term investment opportunity.
      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                  Sincerely,

       /S/ MARIO J. GABELLI                         /S/ MARC GABELLI
       MARIO J. GABELLI, CFA                        MARC GABELLI
       Team Portfolio Manager and                   Associate Portfolio Manager
       Chief Investment Officer

                                                    /S/ IVAN ARTEAGA
                                                    IVAN ARTEAGA, CFA
                                                    Associate Portfolio Manager
   February 6, 2002

--------------------------------------------------------------------------------

                        Average Annual Returns -- December 31, 2001 (a)
                        -----------------------------------------------
                        Class AAA Shares       Class A Shares        Class B Shares       Class C Shares
                        ----------------       --------------        --------------       --------------
  1 Year ..............      (20.73)%             (20.70)%              (21.29)%              (21.30)%
                                                  (25.24)%(c)           (25.60)%(d)           (22.16)%(d)
  5 Year ..............        14.03%               14.04%                13.79%                13.78%
                                                    12.69%(c)             13.60%(d)             13.78%(d)
  Life of Fund (b) ....        11.43%               11.44%                11.29%                11.28%
                                                    10.63%(c)             11.29%(d)             11.28%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on November 1, 1993. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

              COMMON STOCKS -- 98.5%
              AEROSPACE -- 0.6%
     30,000   Lockheed Martin Corp. ............... $    684,115   $  1,400,100
                                                    ------------   ------------
              BROADCASTING -- 0.5%
     25,310   CanWest Global
               Communications Corp. ...............      345,737        188,559
     35,434   CanWest Global
               Communications Corp.,
               Cl. A ..............................      407,389        263,492
      1,400   Claxson Interactive
               Group Inc.(DAGGER) .................        2,240          2,002
     70,000   Paxson Communications
               Corp.(DAGGER) ......................      735,045        731,500
      2,000   TiVo Inc.(DAGGER) ...................       21,375         13,100
                                                    ------------   ------------
                                                       1,511,786      1,198,653
                                                    ------------   ------------
              BUSINESS SERVICES -- 1.4%
      9,000   Carlisle Holdings Ltd.(DAGGER) ......       48,250         19,800
     40,000   Cendant Corp.(DAGGER) ...............      498,000        784,400
      4,000   Convergys Corp.(DAGGER) .............       53,716        149,960
     16,000   Donnelley (R.H.) Corp.(DAGGER) ......      214,432        464,800
     37,000   IDT Corp.(DAGGER) ...................      328,471        721,870
     37,000   IDT Corp., Cl. B(DAGGER) ............      263,689        614,570
     70,000   Securicor Group plc .................            0        119,708
      6,000   StarTek Inc.(DAGGER) ................      115,866        113,700
     15,000   TPG NV, ADR .........................      198,278        321,000
                                                    ------------   ------------
                                                       1,720,702      3,309,808
                                                    ------------   ------------
              CABLE -- 2.9%
     11,000   Adelphia Communications
               Corp., Cl. A(DAGGER) ...............      538,250        342,980
     11,500   Austar United
               Communications Ltd.(DAGGER) ........       40,409          1,619
     35,000   Cablevision Systems Corp.,
               Cl. A(DAGGER) ......................    1,972,728      1,660,750
     35,000   Charter Communications
               Inc., Cl. A(DAGGER) ................      577,187        575,050
     25,000   Comcast Corp., Cl. A ................      198,695        900,000
     25,000   Comcast Corp., Cl. A,
               Special ............................      198,695        900,000
     11,550   Cox Communications Inc.,
               Cl. A(DAGGER) ......................      407,138        484,061
     15,000   Mediacom Communications
               Corp.(DAGGER) ......................      160,875        273,900
    120,000   NTL Inc.(DAGGER) ....................    1,044,337        112,800
     15,000   Rainbow Media Group(DAGGER) .........      304,867        370,500
     55,290   Telewest Communications
               plc, ADR(DAGGER) ...................      564,343        519,173
    130,000   UnitedGlobalCom Inc.,
               Cl. A(DAGGER) ......................    1,788,816        650,000
                                                    ------------   ------------
                                                       7,796,340      6,790,833
                                                    ------------   ------------


                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

              COMMUNICATIONS EQUIPMENT -- 3.3%
     30,000   Agere Systems Inc., Cl. A(DAGGER) ... $    162,000   $    170,700
    200,000   Allen Telecom Inc.(DAGGER) ..........    1,004,999      1,700,000
    240,000   Champion Technology
               Holdings, ADR ......................       81,258         12,456
     20,000   Communications
               Systems Inc. .......................      200,492        150,800
     12,000   Copper Mountain
               Networks Inc.(DAGGER) ..............       11,954         20,280
     32,000   Ericsson (L.M.) Telephone Co.,
               Cl. B, ADR .........................       55,422        167,040
    150,000   Furukawa Electric Co. Ltd. ..........    2,789,134        796,582
    100,000   GN Store Nord A/S ...................      541,433        598,773
     13,000   JDS Uniphase Corp.(DAGGER) ..........      109,756        112,840
      2,000   L-3 Communications
               Holdings Inc.(DAGGER) ..............       44,000        180,000
     50,000   Lucent Technologies Inc.(DAGGER) ....      381,399        314,500
    100,000   Motorola Inc. .......................    2,118,906      1,502,000
     28,000   Nokia Corp., Cl. A, ADR .............       67,091        686,840
    100,000   Nortel Networks Corp. ...............    3,019,056        750,000
     22,000   Scientific-Atlanta Inc. .............      179,954        526,680
        750   Siemens AG, ADR .....................       23,625         49,110
    300,000   Time Engineering Berhad(DAGGER) .....      316,448        127,103
                                                    ------------   ------------
                                                      11,106,927      7,865,704
                                                    ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
      2,000   America Online Latin
               America Inc.(DAGGER) ...............       11,950          9,100
      6,000   Covad Communications
               Group Inc.(DAGGER) .................       11,761         17,160
      3,230   EarthLink Inc.(DAGGER) ..............       45,250         39,309
    285,000   Genuity Inc.(DAGGER) ................    1,602,836        450,300
      1,000   Geoworks Corp. ......................        1,375            980
      2,500   Korea Thrunet Co. Ltd.,
               Cl. A(DAGGER) ......................        5,469          4,450
     18,000   Net2Phone Inc.(DAGGER) ..............       55,561        121,500
     15,000   T-Online International AG(DAGGER) ...      104,781        145,577
      1,000   Via Net.Works Inc.(DAGGER) ..........        2,625          1,030
                                                    ------------   ------------
                                                       1,841,608        789,406
                                                    ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 0.3%
      7,030   Bouygues SA .........................      142,943        230,344
     50,000   Hutchison Whampoa Ltd. ..............      487,171        482,505
                                                    ------------   ------------
                                                         630,114        712,849
                                                    ------------   ------------
              ELECTRONICS -- 0.0%
      1,407   Vishay Intertechnology
               Inc.(DAGGER) .......................       33,108         27,437
                                                    ------------   ------------
              ENERGY AND UTILITIES -- 2.7%
     80,000   Conectiv Inc. .......................    1,256,713      1,959,200
      3,000   E.ON AG .............................      126,255        155,406
    166,400   El Paso Electric Co.(DAGGER) ........    1,526,270      2,412,800
     12,000   Florida Public Utilities Co. ........      189,600        206,760


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
     34,000   SCANA Corp. ......................... $    868,756   $    946,220
      7,500   SJW Corp. ...........................      854,550        639,675
                                                    ------------   ------------
                                                       4,822,144      6,320,061
                                                    ------------   ------------
              ENTERTAINMENT -- 4.3%
      6,000   AOL Time Warner Inc.(DAGGER) ........      296,700        192,600
      5,050   Fisher Communications Inc. ..........      334,622        222,200
     75,000   Gemstar-TV Guide
               International Inc.(DAGGER) .........    2,607,292      2,077,500
     40,000   Liberty Digital Inc.(DAGGER) ........      306,364        138,400
    458,000   Liberty Media Corp., Cl. A(DAGGER) ..    2,494,721      6,412,000
     58,000   Metromedia International
               Group Inc.(DAGGER) .................      494,888         46,980
     12,600   Vivendi Universal SA(DAGGER) ........      566,512        689,953
      5,400   Vivendi Universal SA, ADR ...........      287,820        290,466
                                                    ------------   ------------
                                                       7,388,919     10,070,099
                                                    ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.2%
      2,000   Amphenol Corp., Cl. A(DAGGER) .......       32,737         96,100
     20,000   Thyssen Krupp AG(DAGGER) ............      367,787        291,866
                                                    ------------   ------------
                                                         400,524        387,966
                                                    ------------   ------------
              PUBLISHING -- 0.5%
     14,000   Media General Inc., Cl. A ...........      644,081        697,620
      8,000   News Corp. Ltd., ADR ................      179,087        254,480
     21,280   Seat-Pagine Gialle SpA ..............       35,453         17,185
     17,000   Telegraaf Holdingsmij - CVA .........      357,086        258,681
                                                    ------------   ------------
                                                       1,215,707      1,227,966
                                                    ------------   ------------
              SATELLITE -- 3.4%
        500   Asia Satellite
               Telecommunications
               Holdings Ltd., ADR .................        9,753          8,200
      1,000   British Sky Broadcasting
               Group, ADR .........................       36,400         65,500
     53,000   EchoStar Communications
               Corp., Cl. A(DAGGER) ...............      405,634      1,455,910
    200,000   General Motors Corp.,
               Cl. H(DAGGER) ......................    4,574,939      3,090,000
     60,000   Liberty Satellite & Technology
               Inc., Cl. A(DAGGER) ................      279,336         56,400
    295,000   Loral Space &
               Communications Ltd.(DAGGER) ........    1,723,489        882,050
      1,000   Orbital Sciences Corp.(DAGGER) ......        8,863          4,130
     85,000   PanAmSat Corp.(DAGGER) ..............    2,527,325      1,859,800
     40,000   Pegasus
               Communications Corp.(DAGGER) .......      334,589        416,400
      8,000   PT Indosat Tbk, ADR .................       78,652         70,800
                                                    ------------   ------------
                                                       9,978,980      7,909,190
                                                    ------------   ------------


                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

              TELECOMMUNICATIONS: BROADBAND -- 1.2%
     12,000   Adelphia Business
               Solutions Inc.(DAGGER) ............. $     58,812   $      6,963
    261,800   Broadwing Inc.(DAGGER) ..............    3,603,003      2,487,100
      4,500   Choice One
               Communications Inc.(DAGGER) ........       87,438         15,750
      6,720   Colt Telecom Group plc(DAGGER) ......       41,028         46,099
      2,000   Davel Communications
               Group Inc.(DAGGER) .................        3,250             60
     17,000   Golden Telecom Inc. .................      171,518        198,390
      2,000   Jazztel plc, ADR(DAGGER) ............        6,881         11,200
     10,000   Metromedia Fiber Network
               Inc., Cl. A(DAGGER) ................       40,650          4,400
     20,000   NorthPoint Communications
               Group Inc.(DAGGER) .................       11,250          3,000
     80,000   Pacific Century
               CyberWorks Ltd. ....................      156,165         22,057
     50,000   United Pan-Europe
               Communications NV, Cl. A,
               ADR(DAGGER) ........................      276,100         26,000
                                                    ------------   ------------
                                                       4,456,095      2,821,019
                                                    ------------   ------------
              TELECOMMUNICATIONS: LOCAL -- 22.0%
     96,924   Aliant Inc. .........................    1,671,886      1,820,368
      3,000   Allegiance Telecom Inc.(DAGGER) .....       28,500         24,870
     70,000   ALLTEL Corp. ........................    2,850,286      4,321,100
     80,000   AT&T Canada Inc., Cl. B(DAGGER) .....    2,425,914      2,415,200
     15,200   Atlantic Tele-Network Inc. ..........      129,263        215,080
     85,000   BellSouth Corp. .....................    2,250,307      3,242,750
      9,000   Brasil Telecom
               Participacoes SA, ADR ..............      505,242        373,320
    270,000   CenturyTel Inc. .....................    8,511,755      8,856,000
    326,800   Citizens Communications Co.(DAGGER) .    3,086,453      3,483,688
    124,817   Commonwealth Telephone
               Enterprises Inc.(DAGGER) ...........    3,303,469      5,679,173
     41,400   Commonwealth Telephone
               Enterprises Inc., Cl. B(DAGGER) ....      530,014      1,819,530
     45,000   Conestoga Enterprises Inc. ..........    1,018,430      1,437,754
    100,000   CoreComm Ltd.(DAGGER) ...............       30,076         15,990
     10,000   E.Spire Communications Inc. .........       50,000          1,090
     16,000   Electric Lightwave Inc.,
               Cl. A(DAGGER) ......................       13,280          4,800
    150,000   First Pacific Co. Ltd. ..............       90,040         18,467
     15,000   First Pacific Co. Ltd., ADR .........       54,312          9,234
    130,000   McLeodUSA Inc., Cl. A(DAGGER) .......       67,054         48,100
     20,000   RCN Corp.(DAGGER) ...................      175,955         58,600
    235,000   Rogers Communications Inc.,
               Cl. B, ADR(DAGGER) .................    2,700,821      3,948,000
    108,000   SBC Communications Inc. .............    3,746,750      4,230,360
     10,500   Shenandoah
               Telecommunications Co. .............      262,258        415,275


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: LOCAL (CONTINUED)
    450,000   Sonera Oyj .......................... $  3,113,743   $  2,279,810
     25,693   Tele Norte Leste
               Participacoes SA, ADR ..............      368,347        401,582
     20,000   Telecom Argentina Stet
               France Telecom SA, ADR .............      444,848        130,400
  1,000,000   TelecomAsia Corp.
               Public Co. Ltd. ....................      687,194        228,352
      3,000   Time Warner Telecom Inc.,
               Cl. A(DAGGER) ......................       42,000         53,070
    130,000   Verizon Communications ..............    5,862,326      6,169,800
                                                    ------------   ------------
                                                      44,020,523     51,701,763
                                                    ------------   ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 5.8%
    281,994   AT&T Corp. ..........................    6,336,829      5,115,371
     35,000   BT Group plc, ADR(DAGGER) ...........    1,735,624      1,286,250
     20,000   Call-Net Enterprises Inc.(DAGGER) ...       11,554          5,889
     26,000   Embratel Participacoes SA,
               ADR(DAGGER) ........................      505,937        108,160
     75,000   General Communication Inc.,
               Cl. A(DAGGER) ......................      341,095        639,750
     40,000   Global Crossing Ltd.(DAGGER) ........    1,097,812         33,600
        422   KDDI Corp. ..........................    2,051,047        788,875
    170,000   Qwest Communications
               International Inc. .................    5,279,412      2,402,100
    150,000   Sprint Corp. - FON Group ............    3,120,623      3,012,000
        680   WorldCom Inc. - MCI Group ...........       11,827          8,636
     17,000   WorldCom Inc. - WorldCom
               Group(DAGGER) ......................      276,955        239,360
                                                    ------------   ------------
                                                      20,768,715     13,639,991
                                                    ------------   ------------
              TELECOMMUNICATIONS: NATIONAL -- 19.1%
        500   Avaya Inc.(DAGGER) ..................        4,138          6,075
    240,000   BCE Inc. ............................    6,608,711      5,472,000
     43,797   Brasil Telecom SA ...................          474            250
 15,272,777   Cable & Wireless Jamaica Ltd. .......      406,749        522,500
     25,000   Cable & Wireless plc ................      342,621        120,254
    266,667   Cable & Wireless plc, ADR ...........    7,943,720      3,949,338
     14,000   China Unicom Ltd., ADR(DAGGER) ......      191,701        156,380
     70,000   Compania de Telecomunicaciones
               de Chile SA, ADR ...................    1,062,823        942,200
    439,000   Deutsche Telekom AG, ADR ............    5,491,109      7,419,100
    144,500   Elisa Communications Oyj,
               Cl. A ..............................    2,759,364      1,751,055
     11,200   France Telecom SA, ADR ..............      465,414        447,888
      4,707   Hellenic Telecommunications
               Organization SA ....................       76,629         76,695
      3,500   Hellenic Telecommunications
               Organization SA, ADR(DAGGER) .......       41,662         26,670
      8,000   Hungarian Telephone &
               Cable Corp.(DAGGER) ................       54,232         36,800


                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

        155   Japan Telecom Co. Ltd. .............. $    255,161   $    464,787
     10,000   Korea Telecom Corp., ADR ............      183,666        203,300
     30,964   KPN NV, ADR .........................      272,242        156,678
        500   Magyar Tavkozlesi Rt, ADR ...........        9,650          8,495
        237   Nippon Telegraph &
               Telephone Corp. ....................    2,324,781        772,158
     11,500   Nippon Telegraph &
               Telephone Corp., ADR ...............      514,462        186,300
      2,000   Pakistan Telecommunications,
               GDR (a) ............................      155,765         45,409
     88,000   Philippine Long Distance
               Telephone Co., ADR .................    1,895,538        725,120
     68,000   Portugal Telecom SA, ADR ............      277,645        517,480
     18,360   PT Telekomunikasi
               Indonesia, ADR .....................      165,504        106,488
     10,000   Rostelecom, ADR .....................       79,578         52,300
    100,000   Singapore
               Telecommunications Ltd. ............      196,150         95,316
    160,000   Swisscom AG, ADR ....................    4,793,799      4,440,000
     20,000   Tele Danmark A/S, ADR ...............      333,831        352,000
     25,000   Telecom Corp. of New
               Zealand Ltd., ADR ..................      515,375        418,750
    190,000   Telecom Italia SpA ..................      442,119      1,624,047
     18,000   Telecom Italia SpA, ADR .............      841,383      1,539,000
    127,980   Telefonica SA, ADR(DAGGER) ..........    4,433,511      5,129,438
      5,653   Telefonica SA, BDR(DAGGER) ..........      110,881         81,963
     50,000   Telefonos de Mexico SA,
               Cl. L, ADR .........................      582,472      1,751,000
    304,000   Telekom Malaysia Berhad .............    1,432,905        823,989
  3,355,677   Telemar Norte Leste SA(DAGGER) ......      148,557         87,128
      2,400   Telstra Corp. Ltd., ADR .............       47,304         33,480
     71,259   TELUS Corp. .........................    1,343,713      1,079,815
    201,015   TELUS Corp., Non-Voting .............    4,708,265      2,927,843
      8,075   Thai Telephone & Telecom,
               GDR (a)(DAGGER) ....................      100,542          1,615
    100,000   Williams Communications
               Group Inc.(DAGGER) .................      158,250        235,000
                                                    ------------   ------------
                                                      51,772,396     44,786,104
                                                    ------------   ------------
              WIRELESS COMMUNICATIONS -- 30.0%
     40,000   ABC Communications
               Holdings Ltd. ......................       20,301            939
     14,000   AirGate PCS Inc.(DAGGER) ............      579,787        637,700
    100,000   America Movil, SA de CV,
               Cl. L, ADR(DAGGER) .................    1,445,440      1,948,000
    360,000   AT&T Wireless Services
               Inc.(DAGGER) .......................    9,164,956      5,173,200
        501   Celular CRT Participacoes ...........          206            108
     50,000   Centennial Cellular Corp.,
               Cl. A(DAGGER) ......................      789,060        512,000
     14,000   China Mobile (Hong Kong)
               Ltd., ADR(DAGGER) ..................      337,656        244,720


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
     70,000   CP Pokphand, ADR(DAGGER) ............ $    276,725   $     25,809
     67,000   Dobson Communications
               Corp., Cl. A(DAGGER) ...............      856,551        572,180
     10,000   Easycall Group(DAGGER) ..............        9,532            409
    240,000   Europolitan Holdings AB .............      220,306      1,601,573
     56,083   Grupo Iusacell SA de CV,
               ADR(DAGGER) ........................      508,995        222,649
     26,000   Himachal Futuristic (a) .............      141,200        205,265
     55,000   Leap Wireless
               International Inc.(DAGGER) .........      752,000      1,153,350
    134,000   Libertel NV(DAGGER) .................    1,832,638      1,232,477
      2,500   Metrocall Inc.(DAGGER) ..............          225             65
    324,900   Microcell
               Telecommunications Inc.(DAGGER) ....    1,665,188        805,752
    450,000   mm02 plc(DAGGER) ....................      496,733        566,520
     60,000   mm02 plc, ADR(DAGGER) ...............      814,015        756,000
      3,000   Motient Corp.(DAGGER) ...............        2,250          1,260
    510,000   Nextel Communications Inc.,
               Cl. A(DAGGER) ......................   10,796,138      5,589,600
    145,000   Nextel Partners Inc.,
               Cl. A(DAGGER) ......................    2,329,762      1,740,000
        327   NTT DoCoMo Inc.(DAGGER) .............    4,325,285      3,842,363
     23,000   Orange SA(DAGGER) ...................      199,064        208,473
     10,000   PNV.net Inc. ........................       16,719             80
    110,000   Price Communications Corp.(DAGGER) ..    1,217,524      2,099,900
    300,000   Rogers Wireless
               Communications Inc.,
               Cl. B(DAGGER) ......................    4,602,838      4,365,000
     40,000   Rural Cellular Corp.,
               Cl. A(DAGGER) ......................      871,441        890,000
    145,000   SK Telecom Co. Ltd., ADR ............    1,732,957      3,134,900
    170,000   Sprint Corp. - PCS Group(DAGGER) ....    5,833,512      4,149,700
     80,000   Technology Resources
               Industries .........................      309,067         60,841
      2,300   Tele Celular Sul
               Participacoes SA, ADR ..............       37,449         37,605
      7,666   Tele Centro Oeste Celular
               Participacoes SA, ADR ..............       22,224         53,662
        460   Tele Leste Celular
               Participacoes SA, ADR(DAGGER) ......       12,153          9,407
      1,150   Tele Nordeste Celular
               Participacoes SA, ADR ..............       16,568         32,418
        460   Tele Norte Celular
               Participacoes SA, ADR ..............        7,079         10,516
      5,000   Telecel-Comunicacaoes
               Pessoais SA, ADR ...................       67,584         40,067
  1,000,000   Telecom Italia Mobile SpA ...........    4,078,472      5,582,663
     23,400   TeleCorp PCS Inc., Cl. A(DAGGER) ....      483,432        291,798
      1,150   Telemig Celular
               Participacoes SA, ADR ..............       30,497         43,263
    175,000   Telephone & Data
               Systems Inc. .......................   10,000,419     15,706,250


                                                                     MARKET
     SHARES                                             COST          VALUE
     ------                                             ----         ------

  5,272,417   Telesp Celular
               Participacoes SA ................... $      2,665   $     16,886
      9,200   Telesp Celular
               Participacoes SA, ADR ..............      284,292         85,192
     10,000   Teligent Inc., Cl. A(DAGGER) ........        4,063             30
     20,000   Total Access
               Communications plc(DAGGER) .........      126,250         28,400
     12,000   Triton PCS Holdings Inc.,
               Cl. A(DAGGER) ......................      356,250        352,200
     80,000   United States Cellular
               Corp.(DAGGER) ......................    4,634,162      3,620,000
     30,000   Vimpel-Communications,
               ADR(DAGGER) ........................      632,936        781,500
     11,847   Vodafone Group plc ..................       57,029         30,993
     51,000   Vodafone Group plc, ADR .............      775,958      1,309,680
     25,000   Western Wireless Corp.,
               Cl. A(DAGGER) ......................      680,598        706,250
     53,000   Winstar
               Communications Inc.(DAGGER) ........       24,910            901
                                                    ------------   ------------
                                                      74,483,061     70,480,514
                                                    ------------   ------------
              TOTAL COMMON STOCKS .................  244,631,764    231,439,463
                                                    ------------   ------------

              PREFERRED STOCKS -- 0.8%
              ENTERTAINMENT -- 0.0%
        500   Metromedia International
               Group Inc.,
               7.250% Cv. Pfd. ....................       10,150          3,750
                                                    ------------   ------------
              PUBLISHING -- 0.2%
     17,040   News Corp. Ltd., Pfd., ADR ..........      549,908        450,878
                                                    ------------   ------------
              TELECOMMUNICATIONS: LOCAL -- 0.4%
     22,000   Citizens Communications Co.,
               5.000% Cv. Pfd. ....................    1,194,325        979,000
                                                    ------------   ------------
              TELECOMMUNICATIONS: NATIONAL -- 0.1%
     12,000   Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd., Ser. III ...........      568,475        237,000
                                                    ------------   ------------
              WIRELESS COMMUNICATIONS -- 0.1%
 19,593,149   Tele Sudeste Celular
               Participacoes SA, Pfd. .............      118,824         51,390
    197,928   Telesp Celular
               Participacoes SA, Pfd.(DAGGER) .....       40,511            728
                                                    ------------   ------------
                                                         159,335         52,118
                                                    ------------   ------------
              TOTAL PREFERRED
               STOCKS .............................    2,482,193      1,722,746
                                                    ------------   ------------

              RIGHTS -- 0.0%
              TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789   TelecomAsia Corp. Public
               Co. Ltd., Rights ...................            0              0
                                                    ------------   ------------


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

 PRINCIPAL                                                           MARKET
  AMOUNT                                                COST          VALUE
 ---------                                              ----         ------

              CORPORATE BONDS -- 0.5%
              TELECOMMUNICATIONS: NATIONAL -- 0.4%
 $1,000,000   Telekom Malaysia Berhad,
               4.000%, 10/03/04 (a) ............... $  1,000,036   $    973,750
  1,000,000   Winstar Communications Inc.,
               12.500%, 04/15/08 (DAGGER)(c) ......       21,148          3,750
                                                    ------------   ------------
                                                       1,021,184        977,500
                                                    ------------   ------------
              WIRELESS COMMUNICATIONS -- 0.1%
    250,000   Technology Resources
               Industries, Sub. Deb. Cv.,
               2.750%, 05/29/02 (a) ...............      250,000        266,250
                                                    ------------   ------------
              TOTAL CORPORATE
               BONDS ..............................    1,271,184      1,243,750
                                                    ------------   ------------
              TOTAL
               INVESTMENTS -- 99.8% ............... $248,385,141    234,405,959
                                                    ============
              OTHER ASSETS AND LIABILITIES (NET) -- 0.2%                537,500
                                                                   ------------
              NET ASSETS -- 100.0% ................                $234,943,459
                                                                   ============

 PRINCIPAL                                           SETTLEMENT     UNREALIZED
  AMOUNT                                                DATE       APPRECIATION
  ------                                                ----       ------------

               FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
  4,601,000(b)  Deliver Hong Kong Dollars
                in exchange for
                USD 589,514          08/01/02 ..... $        191
                                                    ============
               For Federal tax purposes:
               Aggregate cost ..................... $254,363,391
                                                    ============
               Gross unrealized appreciation ...... $ 42,346,190
               Gross unrealized depreciation ......  (62,303,622)
                                                    ------------
               Net unrealized
                appreciation/(depreciation) ....... $(19,957,432)
                                                    ------------
  --------------
  (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of Rule 144A securities amounted to $1,492,289 or 0.6% of total net assets.
  (b)      Principal amount denoted in Hong Kong Dollars.
  (c)      Security is in default.
  (DAGGER) Non-income producing security.
  USD  -   U.S. Dollars.
  ADR  -   American Depositary Receipt.
  BDR  -   Brazilian Depositary Receipt.
  GDR  -   Global Depositary Receipt.
                                     % OF
                                    MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE         VALUE
    --------------------------     --------    ------------
    North America .................  70.0%     $164,028,082
    Europe ........................  19.0%       44,456,979
    Asia/Pacific Rim ..............   5.2%       12,188,070
    Latin America .................   2.9%        6,881,763
    Japan .........................   2.9%        6,851,065
                                    ------     ------------
                                    100.0%     $234,405,959
                                    ======     ============

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

AT&T Wireless Services Inc.                 Nextel Communications Inc.
BCE Inc.                                    Telecom Italia Mobile SpA
CenturyTel Inc.                             Mobile Communications
Citizens Communications Co.                 Telefonica SA
Commonwealth Telephone Enterprises Inc.     Telephone & Data Systems Inc.

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $248,385,141) ................ $234,405,959
  Foreign currency, at value (Cost $1,632) .................        1,259
  Receivable for investments sold ..........................    1,544,455
  Receivable for Fund shares sold ..........................      418,037
  Dividends, reclaims and interest receivable ..............      307,241
  Net unrealized appreciation on
    forward foreign exchange contracts .....................          191
  Other assets .............................................        5,865
                                                             ------------
  TOTAL ASSETS .............................................  236,683,007
                                                             ------------
LIABILITIES:
  Payable for Fund shares redeemed .........................    1,075,996
  Payable for investment advisory fees .....................      193,269
  Payable for distribution fees ............................       50,049
  Payable to custodian .....................................      207,514
  Other accrued expenses ...................................      212,720
                                                             ------------
  TOTAL LIABILITIES ........................................    1,739,548
                                                             ------------
  NET ASSETS applicable to 16,830,685
    shares outstanding ..................................... $234,943,459
                                                             ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................. $     16,831
  Additional paid-in capital ...............................  267,859,350
  Distributions in excess of net realized gain on
    investments and foreign currency transactions ..........  (18,952,861)
  Net unrealized depreciation on investments
    and foreign currency transactions ......................  (13,979,861)
                                                             ------------
  TOTAL NET ASSETS ......................................... $234,943,459
                                                             ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................   16,754,435
                                                             ============
  Net Asset Value, offering and redemption
    price per share ........................................       $13.96
                                                                   ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................       15,677
                                                                   ======
  Net Asset Value and redemption
    price per share ........................................       $13.95
                                                                   ======
  Maximum offering price per share
  (NAV (DIVIDE) 0.9425, based on maximum sales
    charge of 5.75% of the offering price
    at December 31, 2001) ..................................       $14.80
                                                                   ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................       46,330
                                                                   ======
  Net Asset Value and offering price per share .............       $13.83(a)
                                                                   ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................       14,242
                                                                   ======
  Net Asset Value and offering price per share .............       $13.82(a)
                                                                   ======
(a)Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $197,268) ............. $  2,536,633
  Interest .................................................      494,784
                                                             ------------
  TOTAL INVESTMENT INCOME ..................................    3,031,417
                                                             ------------
EXPENSES:
  Investment advisory fees .................................    2,820,500
  Distribution fees ........................................      709,007
  Shareholder services fees ................................      388,058
  Shareholder communications expenses ......................      145,310
  Custodian fees ...........................................       90,106
  Registration fees ........................................       65,004
  Legal and audit fees .....................................       38,211
  Directors' fees ..........................................       10,094
  Interest expense .........................................        9,939
  Miscellaneous expenses ...................................       17,969
                                                             ------------
  TOTAL EXPENSES ...........................................    4,294,198
                                                             ------------
  NET INVESTMENT LOSS ......................................   (1,262,781)
                                                             ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS, AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions ......................  (17,744,064)
  Net change in unrealized appreciation/
    depreciation on investments and
    foreign currency transactions ..........................  (49,351,834)
                                                             ------------
  NET REALIZED AND UNREALIZED
    LOSS ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS ..........................  (67,095,898)
                                                             ------------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .............................. $(68,358,679)
                                                             ============


                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          YEAR ENDED
                                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                              -----------------   -----------------
OPERATIONS:
  Net investment income (loss) ................................................  $ (1,262,781)      $  10,411,784
  Net realized gain (loss) on investments and foreign currency transactions                           (17,744,064)
    34,007,272
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency transactions .........................................   (49,351,834)       (157,782,308)
                                                                                 ------------       -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   (68,358,679)       (113,363,252)
                                                                                 ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA .................................................................            --         (10,347,402)
    Class A ...................................................................            --                (519)
    Class B ...................................................................            --              (3,780)
    Class C ...................................................................            --              (1,412)
                                                                                 ------------       -------------
                                                                                           --         (10,353,113)
                                                                                 ------------       -------------
  Net realized gain on investments
    Class AAA .................................................................      (255,448)        (34,136,243)
    Class A ...................................................................          (203)             (1,660)
    Class B ...................................................................          (693)            (13,067)
    Class C ...................................................................          (216)             (4,844)
                                                                                 ------------       -------------
                                                                                     (256,560)        (34,155,814)
                                                                                 ------------       -------------
  In excess of net realized gain on investments
    Class AAA .................................................................            --          (1,184,953)
    Class A ...................................................................            --                 (58)
    Class B ...................................................................            --                (454)
    Class C ...................................................................            --                (168)
                                                                                 ------------       -------------
                                                                                           --          (1,185,633)
                                                                                 ------------       -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................      (256,560)        (45,694,560)
                                                                                 ------------       -------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ...................................................................   (27,045,072)         27,919,304
  Class A .....................................................................       217,178              24,602
  Class B .....................................................................       597,920             173,449
  Class C .....................................................................       169,540              76,756
                                                                                 ------------       -------------
  Net increase (decrease) in net assets from capital share transactions .......   (26,060,434)         28,194,111
                                                                                 ------------       -------------
  NET DECREASE IN NET ASSETS ..................................................   (94,675,673)       (130,863,701)
NET ASSETS:
  Beginning of period .........................................................   329,619,132         460,482,833
                                                                                 ------------       -------------
  End of period ...............................................................  $234,943,459       $ 329,619,132
                                                                                 ============       =============


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2001 there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated undistributed net investment loss for $1,262,781 and a decrease to distributions in excess of net realized gain on investments and foreign currency transactions for $164,583, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

               DISTRIBUTIONS PAID FROM:
               Ordinary income
                  (inclusive of short term capital gains) .... $256,560
                                                               --------
               Total taxable distributions paid .............. $256,560
                                                               ========

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

              Accumulated capital loss carryforwards ....... $(12,975,008)
              Net unrealized depreciation ..................  (19,957,714)
                                                             ------------
              Total accumulated loss ....................... $(32,932,722)
                                                             ============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $12,975,008. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $703,595 and $236 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C incurred distribution costs of $3,588 and $1,588, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $41,093,027 and $46,992,580, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $113,729 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2001, Gabelli & Company, Inc. informed the Fund that it received $730 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2001.

The average daily amount of borrowings within the year ended December 31, 2001 was $130,096 with a related weighted average interest rate of 5.80%. The maximum amount borrowed at any time during the year ended December 31, 2001 was $7,632,000.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                       YEAR ENDED
                                                           DECEMBER 31, 2001                DECEMBER 31, 2000
                                                     ----------------------------     ----------------------------
                                                       SHARES           AMOUNT           SHARES          AMOUNT
                                                     ----------      ------------     -----------     ------------
                                                               CLASS AAA                        CLASS AAA
                                                     ----------------------------     ----------------------------
Shares sold .......................................   5,514,453      $ 92,950,018       9,922,547     $254,505,979
Shares issued upon reinvestment of dividends ......      17,330           245,349       2,514,595       43,564,153
Shares redeemed ...................................  (7,465,432)     (120,240,439)    (10,836,864)    (270,150,828)
                                                     ----------      ------------     -----------     ------------
    Net increase (decrease) .......................  (1,993,649)     $(27,045,072)      1,600,278     $ 27,919,304
                                                     ==========      ============     ===========     ============

                                                               CLASS A                          CLASS A (A)
                                                     ----------------------------     ----------------------------
Shares sold .......................................      15,978      $    236,034           1,410     $     35,074
Shares issued upon reinvestment of dividends ......          14               199             129            2,237
Shares redeemed ...................................      (1,243)          (19,055)           (611)         (12,709)
                                                     ----------      ------------     -----------     ------------
    Net increase ..................................      14,749      $    217,178             928     $     24,602
                                                     ==========      ============     ===========     ============

                                                               CLASS B                          CLASS B (A)
                                                     ----------------------------     ----------------------------
Shares sold .......................................      41,034      $    629,298           7,626     $    189,491
Shares issued upon reinvestment of dividends ......          45               615             988           17,088
Shares redeemed ...................................      (2,026)          (31,993)         (1,337)         (33,130)
                                                     ----------      ------------     -----------     ------------
    Net increase ..................................      39,053      $    597,920           7,277     $    173,449
                                                     ==========      ============     ===========     ============

                                                               CLASS C                          CLASS C (A)
                                                     ----------------------------     ----------------------------
Shares sold .......................................      10,937      $    171,140           3,280     $     74,832
Shares issued upon reinvestment of dividends ......          15               216             372            6,424
Shares redeemed ...................................        (133)           (1,816)           (229)          (4,500)
                                                     ----------      ------------     -----------     ------------
    Net increase ..................................      10,819      $    169,540           3,423     $     76,756
                                                     ==========      ============     ===========     ============

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Selected data for a share of capital stock outstanding throughout each period:

                                          INCOME
                                FROM INVESTMENT OPERATIONS                              DISTRIBUTIONS
                          --------------------------------------  ----------------------------------------------------
                                            Net                                              In Excess
               Net Asset               Realized and     Total                     Net         of Net                    Net Asset
  Period         Value,      Net        Unrealized       from        Net       Realized      Realized                    Value,
   Ended       Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on       Gain on       Total        End of
December 31,   of Period    Income      Investments   Operations    Income    Investments   Investments  Distributions   Period
------------   ---------  ----------  --------------  ----------  ----------  ------------  -----------  -------------  ---------
CLASS AAA
   2001         $ 17.63   $(0.07)        $(3.58)       $(3.65)     $  --        $(0.02)       $  --        $(0.02)       $13.96
   2000           26.95     0.59          (7.13)        (6.54)     (0.63)        (2.08)       (0.07)        (2.78)        17.63
   1999           16.62     0.05          13.22         13.27      (0.05)        (2.88)       (0.01)        (2.94)        26.95
   1998           13.32     0.01           4.60          4.61      (0.01)        (1.30)          --         (1.31)        16.62
   1997           11.28     0.00(b)        3.59          3.59         --         (1.55)          --         (1.55)        13.32
   1996           11.12     0.05           0.95          1.00      (0.05)        (0.79)          --         (0.84)        11.28
CLASS A
   2001           17.61    (0.06)         (3.58)        (3.64)        --         (0.02)          --         (0.02)        13.95
   2000 (a)       28.51     0.60          (8.70)        (8.10)     (0.65)        (2.08)       (0.07)        (2.80)        17.61
CLASS B
   2001           17.59    (0.17)         (3.57)        (3.74)        --         (0.02)          --         (0.02)        13.83
   2000 (a)       28.51     0.44          (8.61)        (8.17)     (0.60)        (2.08)       (0.07)        (2.75)        17.59
CLASS C
   2001           17.58    (0.17)         (3.57)        (3.74)        --         (0.02)          --         (0.02)        13.82
   2000 (a)       28.51     0.45          (8.62)        (8.17)     (0.61)        (2.08)       (0.07)        (2.76)        17.58

[TABLE CONTINUED]

                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       ------------------------------------------------
                                       Net
                       Net Assets   Investment    Operating
  Period                 End of      Income to   Expenses to  Portfolio
   Ended        Total    Period     Average Net  Average Net  Turnover
December 31,   Return+  (in 000's)     Assets     Assets (c)    Rate
------------   -------  ----------  -----------  -----------  ---------
CLASS AAA
   2001        (20.7)%  $233,887      (0.45)%       1.52%        15%
   2000        (24.1)    329,415       2.36         1.46         49
   1999         80.3     460,483       0.28         1.48         60
   1998         34.8     170,483       0.08         1.60         20
   1997         31.9     117,872       0.01         1.78          9
   1996          9.0     108,544       0.34         1.72          7
CLASS A
   2001        (20.7)        219      (0.45)        1.52         15
   2000 (a)    (28.2)         16       2.36(d)      1.46(d)      49
CLASS B
   2001        (21.3)        640      (1.20)        2.27         15
   2000 (a)    (28.5)        128       1.61(d)      2.21(d)      49
CLASS C
   2001        (21.3)        196      (1.20)        2.27         15
   2000 (a)    (28.5)         60       1.61(d)      2.21(d)      49
   --------------------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000.
(b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.
(d) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Telecommunications Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York                                /S/ GRANT THORNTON LLP
February 15, 2002


--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $.015 per share. For the fiscal year ended December 31, 2001, 11.65% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 26.08%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Series Funds, Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to Gabelli Global Series Funds, Inc. at One Corporate Center, Rye, NY 10580.

                            TERM OF        NUMBER OF
                           OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF        COMPLEX
    ADDRESS 1                TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE                SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR
----------------           ----------     -------------     ----------------------               -------------------
INTERESTED DIRECTORS 3:
--------------------
MARIO J. GABELLI           Since 1993         21        Chairman of the Board and Chief         Director of Morgan Group
Director, President and                                 Executive Officer of Gabelli Asset      Holdings, Inc. (transportation
Chief Investment Officer                                Management Inc. and Chief Investment    services); Vice Chairman of
Age: 59                                                 Officer of Gabelli Funds, LLC and       Lynch Corporation
                                                        GAMCO Investors, Inc.; Chairman         (diversified manufacturing)
                                                        and Chief Executive Officer of Lynch
                                                        Interactive Corporation (multimedia
                                                        and services)

JOHN D. GABELLI            Since 1995          9        Senior Vice President of Gabelli &                  --
Trustee                                                 Company, Inc. Director of Gabelli
Age: 57                                                 Advisers, Inc.

KARL OTTO POHL             Since 1992         30        Member of the Shareholder Committee of  Director of Gabelli
Trustee                                                 Sal Oppenheim Jr. & Cie (private        Asset Management Inc.
Age: 72                                                 investment bank); Former President of   (investment management);
                                                        the Deutsche Bundesbank and Chairman    Chairman, Incentive Capital
                                                        of its Central Bank Council             and Incentive Asset
                                                        (1980-1991)                             Management (Zurich);
                                                                                                Director at Sal Oppenheim,
                                                                                                Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI             Since 2001          7        Chief Executive Officer of Cerutti      Director of Lynch
Director                                                Consultants, Inc.; Former President     Corporation
Age: 62                                                 and Chief Operating Officer of Stella
                                                        D'oro Biscuit Company (through 1992);
                                                        Adviser, Iona College School of
                                                        Business

ANTHONY J. COLAVITA        Since 1993         32        President and Attorney at Law in the                --
Director                                                law firm of Anthony J. Colavita, P.C.
Age: 66

ARTHUR V. FERRARA          Since 2001          9        Formerly, Chairman of the Board and     Director of The Guardian
Director                                                Chief Executive Officer of The          Life Insurance Company of
Age: 71                                                 Guardian Life Insurance Company of      America; Director of The
                                                        America from January 1993 to December   Guardian Insurance &
                                                        1995; President, Chief Executive        Annuity Company, Inc.,
                                                        Officer and a Director prior thereto    Guardian Investor Services
                                                                                                Corporation, and 5 mutual
                                                                                                funds within the Guardian
                                                                                                Fund Complex

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                            TERM OF        NUMBER OF
                           OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF        COMPLEX
    ADDRESS 1                TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE                SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR
----------------           ----------     -------------     ----------------------               -------------------
NON-INTERESTED DIRECTORS (CONTINUED):
-------------------------------------
WERNER J. ROEDER, MD       Since 1993         26        Medical Director of Lawrence Hospital               --
Director                                                and practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS      Since 1993         17        Managing Director of BALMAC             Director of Spinnaker
Director                                                International, Inc.                     Industries, Inc.
Age: 67

OFFICERS:
---------
BRUCE N. ALPERT            Since 1993         --        Executive Vice President and Chief                  --
Vice President and                                      Operating Officer of Gabelli Funds,
Treasurer                                               LLC since 1988 and an officer of all
Age: 50                                                 mutual funds advised by Gabelli Funds,
                                                        LLC and its affiliates.  Director and
                                                        President of Gabelli Advisers, Inc.

JAMES E. MCKEE             Since 1995         --        Vice President, General Counsel and                 --
Secretary                                               Secretary of Gabelli Asset Management
Age: 38                                                 Inc. since 1999 and GAMCO Investors,;
                                                        Inc. since 1993 Secretary of all mutual
                                                        funds advised by Gabelli Advisers, Inc.
                                                        and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. Gabelli, Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

               OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Marc Gabelli
PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP


-------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund.
It  is  not  authorized  for   distribution  to  prospective
investors  unless  preceded or  accompanied  by an effective prospectus.
-------------------------------------------------------------
GAB401Q401SR